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                                                                   EXHIBIT 10.12

                                STANDARD SUBLEASE

        1. PARTIES. This Sublease, dated for reference purposes only as February 3, 1999, is made by and between PREMISYS COMMUNICATIONS, INC., a Delaware corporation ("Sublessor") and ACCRUE SOFTWARE, INC., a Delaware corporation ("Sublessee").

        2. PREMISES. Sublessor hereby leases to Sublessee and Sublessee hereby subleases from Sublessor for the term "Term" (as hereinafter defined), at the rental, and upon all the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 48634 Milmont Drive ("Building"), City of Fremont, located in the County of Alameda, State of California, and generally described as approximately 24,412 square feet of office/research and development space), as more particularly described in Exhibit 2 attached hereto arid incorporated herein by this reference ("Premises").

        3.     TERM.

               3.1 The term of this Sublease ("Term") shall be for thirty-six
(36) months, commencing on April I, 1999 ("Commencement Date") and ending on March 31, 2002, unless sooner terminated pursuant to any provision hereof; provided, however, that Sublessee shall have the right, on or after March 1, 1999, at its sole risk, cost and expense, to enter upon and install data equipment and trade improvements in the Premises, and to store inventory, and the same will not cause Base Rent to commence, provided that (a) Sublessee shall have paid for and provided evidence to Sublessor of all insurance required under this Sublease having been secured, (b) Sublessee shall pay all utility charges and other costs and expenses incurred by Sublessor with respect to such early entry by Sublessee, (c) Sublessor shall be at no expense with respect to such early occupancy and Sublessee hereby agrees to indemnify Sublessor for any and all costs attributable to such early occupancy, and (d) all other terms and conditions of this Sublease (excepting only Sublessee's obligation to pay rent) shall be applicable during the period of Sublessee's early occupancy. Prior to the Commencement Date, Sublessee shall be allowed to use the Premises as stated above, but shall not otherwise commence the operation of business without the express prior written consent of Sublessor. Sublessee's early occupancy shall not unreasonably interfere with Sublessor's performance of the work set forth in Paragraph 12 below.

               3.2 Notwithstanding anything to the contrary contained in this Sublease, the Commencement Date shall be the later of April 1, 1999 and the date upon which Sublessor delivers possession of the Premises to Sublessee with the work identified in Paragraph 12 of this Sublease substantially completed by Sublessor. If the Premises are not delivered to Sublessee in the required condition by April 1, 1999, Sublessee's obligation to pay Base Rent and Additional Rent shall not commence until the date that Sublessor has delivered possession of the Premises to Sublessee in the required condition.

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        4.     RENT.

               4.1 BASE RENT. On the first day of each month of the Term, Sublessee shall pay to Sublessor Base Rent for the Premises. For the first year of the Term, monthly Base Rental shall be in equal payments of Twenty-One Thousand Nine Hundred Seventy Dollars and Eighty Cents ($21,970.80) in advance. For the second year of the Term, monthly Base Rental shall be in equal payments of Twenty-Three Thousand One Hundred Ninety-One Dollars and Forty Cents ($23,191.40) in advance. For the third and last year of the Term, monthly Base Rental shall be in equal payments of Twenty-Four Thousand Four Hundred Twelve Dollars ($24,412.00) in advance. Upon the execution hereof, Sublessee shall pay Sublessor Twenty-One Thousand Nine Hundred Seventy Dollars and Eighty Cents ($21,970.80) as Base Rent for April, 1999. Base Rent for any period during the Term which is for less than one month shall be a pro rata portion of the monthly installment.

               4.2 ADDITIONAL RENT. In addition to the Base Rent, Sublessee shall pay to Sublessor, in accordance with Paragraph 4 of the Master Lease, Sublessee's proportionate share (which is agreed by Sublessor and Sublessee to be forty-two and seven-tenths percent (42.7%) of the Building) of "Additional Rent" as defined in Paragraph 4.(b) of the Master Lease. Notwithstanding the foregoing, in no event shall Sublessee's obligation to pay Additional Rent exceed the amount of Additional Rent payable by Sublessor under the Master Lease with respect to the Premises. Sublessee shall pay Sublessee's pro rata share of Additional Rent as and when the same is due and payable to Master Lessor under the Master lease. Sublessee shall be entitled to its pro rata share of all credits, if any, given by Master Lessor to Sublessor for Sublessor's overpayment or abatement of such sums. Sublessee shall not be required to pay any Additional Rent or perform any obligation that is (i) fairly allocable to any period of time prior to the Commencement Date, or following the expiration or termination thereof, or (ii) payable solely as a result of a default by Sublessor under any of its obligations under the Master Lease, which default is not the result of any default of Sublessee under any of its obligations under the Sublease.

               4.3 RENT DEFINED. All monetary obligations (except for the Security Deposit) of Sublessee to Sublessor under the terms of this Sublease are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

        5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof Twenty-Four Thousand Four Hundred Twelve Dollars ($24,412.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the "Master Lease" (as defined in Paragraph 7.1 of this Sublease) (as modified by Paragraph 7.3 of this Sublease).


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        6.     USE.

               6.1 AGREED USE. The Premises shall be used and occupied only for general office and administration, telecommunications, computers, software, electronic research and development, light manufacturing and assembly of components for the ecommerce industry, but only to the extent permitted by the City of Fremont and all agencies and governmental authorities having jurisdiction thereof.

               6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the Commencement Date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is solely responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.

               6.3 ACCEPTANCE OF PREMISES AND SUBLESSEE. Sublessee acknowledges that:

                      (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

                      (b) Sublessee has made such investigation as it deems prudent and necessary with reference to such matters and assumes all responsibility therefor as the same relate to the Premises, and

                      (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

               In addition, Sublessor acknowledges that:

                      (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

                      (b) It is Sublessor's sole responsibility to investigate the financial capacity and/or suitability of all proposed subtenants.

        7.     MASTER LEASE.

               7.1 Sublessor is the lessee of the Premises by virtue of a lease ("Master Lease"), a copy of which is attached hereto as Exhibit 1 and incorporated herein by this reference, wherein Aetna Life Insurance Company is the lessor ("Master Lessor").


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               7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

               7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublessor herein; wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Sublessee herein; and wherever in the Master Lease the word "Lease" is used it shall be deemed to mean this Sublease.

               7.4 During the Term and for all periods subsequent thereto with respect to obligations that have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease with respect to the Premises except as otherwise provided herein and except as provided in Paragraph 18 hereof.

               7.5 The obligations that Sublessee has assumed and agreed to perform under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed or agreed to perform under Paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

               7.6 Sublessor hereby agrees for Sublessee's benefit to exercise Sublessor's diligent good faith efforts to require Master Lessor to perform Master Lessor's obligations pursuant to the Master Lease.

               7.7 Sublessor agrees to maintain the Master Lease during the Term, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations or its obligations under the Sublease. Unless Master Lessor has required Sublessee to attorn to Master Lessor as provided in Section 9.4(f), Sublessor further agrees not to terminate the Master Lease voluntarily during the Term.

               7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

        8.     ASSIGNMENT OF SUBLEASE AND DEFAULT.

               8.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.


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               8.2 Master Lessor, by executing this document, agrees that until a "Default" (as defined in the Master Lease) shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of Sublessor to perform and comply with Sublessor's Remaining Obligations.

               8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from Master Lessor stating that a Default exists in the performance of Sublessors obligations under the Master Lease, and such obligations are not Sublessee's Assumed Obligations (in which event Sublessee shall promptly commence the cure of any such Default), to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
               8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor, which shall not be unreasonably withheld or delayed.

        9.     CONSENT OF MASTER LESSOR.

               9.1 If the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor, then this Sublease shall not be effective unless, within thirty (30) days of full execution of this Sublease, Master Lessor signs this Sublease, thereby giving its consent to this Subletting.

               9.2 Notwithstanding anything to the contrary contained in this Sublease, if Master Lessor's consent is not obtained within thirty (30) days after the date of full execution of the Sublease, Sublessor or Sublessee shall have the right to terminate the Sublease, and Sublessor promptly shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of the Sublease.

               9.3 If the obligations of Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease nor the Master Lessor's consent shall be effective unless, within ten (10) days of the date hereof, said guarantors sign this Sublease, thereby giving their consent to this Sublease.

               9.4 If Master Lessor does give such consent, then:


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                      (a) Such consent shall not release Sublessor or its
obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                      (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                      (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                      (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                      (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                      (f) If Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor, in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but in no event shall Master Lessor be liable for any prepaid Rent or any Security Deposit paid by Sublessee unless such amounts shall have been transferred by Sublessor to Master Lessor, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

               9.5 The signatures at the end of this document of Master Lessor and any Guarantors of Sublessor shall constitute their consent to the terms of this Sublease.

               9.6 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default of obligations to be performed by Sublessor or by Master Lessor presently exists under the Master Lease and that the Master Lease is in full force and effect.

               9.7 If Sublessor defaults under its obligations to be performed under the Master Lease, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right, within ten (10) days after service of such notice of default on Sublessee, to cure any Default of Sublessor described in any such notice of default. If such Default is cured by Sublessee, then Sublessee shall have the right of reimbursement and offset from and against Sublessor.


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        10. BROKERS FEE. Upon execution hereof by all parties, Sublessor shall pay to CB Richard Ellis and Grubb & Ellis/Colliers International, licensed real estate brokers (collectively, "Broker") a fee as set forth in a separate agreement between Sublessor and Broker.

        11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

        12. CONDITIONS OF PREMISES/SUBLESSOR'S WORK.

               12.1 The Premises shall be delivered to Sublessee in good condition and repair, and major building systems will be in good working order on the Commencement Date.

               12.2 Sublessor shall install carpeting in the Premises as depicted in Exhibit 2. Sublessee shall be responsible, at Sublessor's election, provided to Sublessee in writing not less than thirty (30) days prior to the expiration of the Term, for removing the carpet and repairing any damage incurred by its removal in Rooms A, B and C as depicted in Exhibit 2. Carpet shall match Subtenant's existing carpet in 48664 Milmont Drive, Fremont.

               12.3 Sublessor shall arrange for full janitorial service for the Premises prior to Subtenant's occupancy thereof.

               12.4 Sublessor shall provide Sublessee with use of alarm system currently located on the Premises. Sublessee shall be responsible for contracting for service, in its own name, with the security company.

               12.5 Sublessor shall provide a building standard window and door indicated on Exhibit 3 attached hereto and incorporated herein by this reference. Should Sublessee elect to install a non-standard window, Sublessee shall be responsible for any increase in cost.

               12.6 Sublessor's Work as described in this Paragraph 12 shall be constructed in accordance with Exhibit 2 and all applicable law, in a good and workmanlike manner, free of defects and using new materials and equipment of good quality. Within thirty (30) days after the Commencement Date, Sublessee shall have the right to submit a written "punch list" to Sublessor, setting forth any alleged defective item of construction, and, if Sublessor reasonably agrees with the need to correct any such item, Sublessor shall promptly cause such items to be corrected at Sublessor's sole cost and expense.

        13. SIGNAGE. Sublessee shall have to the right to use its proportionate share (i.e. 42.7%) of signage currently granted to Sublessor pursuant to the Master Lease.

        14 PARKING. Sublessee shall have the right to use ninety-six (96) nonexclusive and undesignated parking spaces located in the common area on the real property on which the Building is situated.


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        15. SUBLESSOR'S RETAINED PREMISES. Sublessee acknowledges that the
Premises comprise less than the entirety of the real property leased to Sublessor pursuant to the Master Lease. That portion of such real property not leased to Sublessee herein is referred to as the "Tiled Warehouse." Sublessee has been advised that the Tiled Warehouse and the Premises share common utility service, and Sublessee hereby agrees not to take any action during the Term that results in or is likely to result in any interruption in utility service to the Tiled Warehouse.

        16.    INDEMNIFICATION.

               16.1 SUBLEASE'S INDEMNIFICATION. Except to the extent caused solely by Sublessor's active negligence or willful misconduct, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold harmless Sublessor from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy or condition of the Premises; (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents, or invitees;
(iii) a breach of Sublessee's obligations under this Sublease; (iv) a breach of Sublessee's obligations under the Master Lease; or (v) any Hazardous Material (as defined in Section 32(a) of the Master Lease) used, stored, released, disposed of, generated or transported by Sublessee, its agents, employees, contractors or invitees in, on or about the Premises or the Building.

               16.2 SUBLESSOR'S INDEMNIFICATION. Except to the extent caused solely by Sublessee's active negligence or willful misconduct, Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sublessee and hold harmless Sublessee from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused solely by or arising solely in connection with any termination of the Sublease as a result of a voluntary act or a default by Sublessor under the Sublease or the Master Lease; provided, however that Sublessor's liability pursuant to such indemnification shall not exceed the sum of (a) Sublessee's out-of-pocket moving costs to new space in the Bay Area and associated rewiring costs, in an amount not to exceed Five Thousand Dollars ($5,000.00) and (b) Sublessee's out-of-pocket rent increases an amount equal to the differential between one year's rent for the Premises (in the lease year of said termination) and one year's rent for new space Sublessee is required to lease as a result of such termination of the Sublease.

               16.3 SURVIVAL OF INDEMNIFICATION. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

        17. DELAY IN DELIVERY. Notwithstanding anything to the contrary contained in this SUBLEASE, if Sublessor has not delivered possession of the Premises to Sublessee by May 1, 1999 for any reason other than an act or omission of Sublessee, Sublessee shall have the right to terminate this Sublease, and Sublessor promptly shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of the Sublease.


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        18. MASTER LEASE PROVISIONS EXCEEDED. Notwithstanding anything to the contrary contained in this Sublease, the following provisions of the Master Lease hereby are expressly excluded from the Sublease; Basic Lease Information (except for "Premises Address", "Project", "Building", and "Permitted Use", which are hereby incorporated in this Sublease); Sections 2, 3, 4(a), 7, the first sentence of Section 8(a), and Sections 9 and 38; Exhibits A, B, C and G; and Addendum 1. With respect to Section 15(a), references to "Landlord" shall mean only Master Lessor. With respect to Sections 22(a)(3), 22(f)(A) and 23, Sublessor shall not exercise the termination rights set forth therein without obtaining the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed.

        19. SURRENDER OBLIGATIONS. Notwithstanding anything to the contrary contained in this Sublease, in no event shall Sublessee's obligation to surrender the Premises require Sublessee to repair or restore the Premises to a condition better than the condition in which the Premises existed as of the Commencement Date. Additionally, Sublessee shall not be required to remove, at the expiration of the Term or otherwise, alterations or improvements in the Premises made by or for the account of Sublessor or any predecessor to Sublessor prior to the Commencement Date.

        20. WAIVER OF SUBROGATION. Sublessor shall request Master Lessor to obtain a subrogation waiver from Master Lessor's insurer for the benefit of Sublessee; provided, however, that Sublessor shall have no liability to Sublessee if such subrogation waiver is not obtained from Master Lessor's insurer.

        21. AMENDMENT OR MODIFICATION. Any modification or amendment of the Master Lease by Sublessor and Master Lessor shall be subject to Sublessee's right of quiet enjoyment, as provided in Paragraph 22 of this Sublease.

        22. QUIET ENJOYMENT, RIGHT TO CURE. So long as Sublessee is not in default of this Sublease and provided further that Sublessee pays all Base Rent and Additional Rent and performs all of Sublessee's covenants and agreements contained herein, Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease. If, however, Sublessor defaults in the performance or observance of any of Sublessor's Remaining Obligations or fails to perform Sublessor's stated obligations under this Sublease to enforce, for Sublessee's benefit, Master Lessor's obligations under the Master Lease, then Sublessee shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30)-day period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty (30)-day period and proceeds diligently thereafter to effect such cure as quickly as possible), then, in addition, Sublessee shall be entitled, at Sublessee's option, to cure such default and promptly collect from Sublessor Sublessee's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order. Sublessor


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shall promptly provide to Sublessee copies of all notices, including notices of default, received by Sublessor from Master Lessor.

        23. HAZARDOUS MATERIALS. Notwithstanding anything to the contrary contained in this Sublease, except to the extent that the Hazardous Material in question was released, emitted, used, stored, manufactured, transported or discharged by Sublessee, or its agents, employees, contractors or invitees, Sublessee shall not be responsible for and hereby is released from any and all losses, costs (including reasonable attorneys' fees), damages, claims, suits, actions and causes of action with respect to any Hazardous Material present on or about the Premises, the Building or the surrounding property, or the soil, groundwater or surface water thereof, that was released, emitted, used, stored, manufactured, transported or discharged by Sublessor, its agents, employees, contractors or invitees. In addition, to the extent that Master Lessor indemnifies Sublessor for the cost of remediation or cleanup work required by any governmental agency to be performed on the Premises as a result of any Hazardous Materials existing on the Premises on the commencement date of the Master Lease, Sublessee shall be so indemnified by Sublessor.

        24. BINDING EFFECT. This Sublease will be binding on and will inure to the benefit of the Sublessor and Sublessee, their respective heirs, executors, administrators, successors-in-interest and assigns.

        25. AMENDMENT. This Sublease may not be modified or amended except by an instrument in writing approved by Sublessor, Sublessee and Master Landlord and signed on their behalf.

        26. HEADINGS. The headings in this Sublease are for purposes of reference only and will not limit or define the meaning of any provision of this Sublease.

        27. SUBLESSOR'S RIGHT OF ENTRY. Sublessor reserves the right to enter the Premises on reasonable notice and at reasonable times to Sublessee to inspect the Premises or the performance by Sublessee of the terms and conditions of this Sublease. In an emergency, no prior notice will be required for Sublessor's entry.

        28. LATE PAYMENT. The late payment of any rent will cause Sublessor to incur additional costs, including the cost to maintain in full force the Master Lease, administration and collection costs, and processing and accounting expenses. If Sublessor has not received any installment of Base Rent or Additional Rent within five (5) days alter receipt of written notice from Sublessor that said amount is due, Sublessee will pay five percent (5%) of the delinquent amount, which the parties agree represents a reasonable estimate of the cost incurred by Sublessor. In addition, all delinquent amounts will bear interest from the date the amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the greater of (a) five percent (5%) per annum plus the then federal discount rate on advances to member banks in effect at the Federal Reserve Bank of San Francisco on the 25th day of the month preceding the date of the Sublease or (b) ten percent (10%). However, in no event will the Applicable Interest Rate exceed the maximum interest rate permitted by law that may be charged under these circumstances. Sublessor and Sublessee recognize that the damage Sublessor will suffer in the


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event of Sublessee's failure to pay this amount is difficult to ascertain and that the late charge and interest are the best estimate of the damage that Sublessor will suffer. If a late charge becomes payable for any three (3) installments or Rent within any twelve (12) month period, the Base Rent will automatically become payable quarterly in advance.

        29. ENTIRE AGREEMENT. This Sublease and the Exhibits hereto sets forth all the agreements between Sublessor and Sublessee concerning the Premises, and there are no other agreements either oral or written other than as set forth in this Sublease and, to the extent incorporated herein, the Master Lease.

        30. TIME. Time is of the essence of this Sublease.

        31. INTERPRETATION. This Sublease has been fully negotiated at arms-length between the parties and after advice by counsel and other representatives chosen by the parties, and the parties are fully informed with respect thereto. No party shall be deemed the scrivener of this Sublease and the provisions of this Sublease and the Exhibits hereto shall be construed as a whole according to their common meaning and not strictly for or against any party.

        NOW, THEREFORE, Sublessor and Sublessee have executed this Sublease as of the date and year first hereinabove written.

"SUBLESSOR"                         "SUBLESSEE"

PREMISYS COMMUNICATIONS, INC., a    ACCRUE SOFTWARE, INC., a
Delaware corporation                       Delaware corporation

By: /s/ Nicholas J. Williams         By:    /s/ Richard D. Kreysar
    ------------------------------         ----------------------------------

Its:                                Its:   President and Chief Executive Officer
    ------------------------------         ----------------------------------

By:                                 By:
    ------------------------------         ----------------------------------

Its:                                Its:
    ------------------------------         ----------------------------------


"MASTER LESSOR"

AETNA LIFE INSURANCE COMPANY, a
Connecticut corporation

By: Allegis Realty Investors, LLC
    ------------------------------

Its: Investment Advisor
    ------------------------------

By: /s/ Syliva Milikian
    ------------------------------

Its: Senior Vice President
    ------------------------------

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                          AETNA LIFE INSURANCE COMPANY,

                            A CONNECTICUT CORPORATION

                                   AS LANDLORD

                                       AND

                         PREMISYS COMMUNICATIONS, INC.,
                             A DELAWARE CORPORATION

                                    As TENANT

                               DATED JUNE 4, 1998

                                TABLE OF CONTENTS

                                                                                   PAGE

BASIC LEASE INFORMATION...............................................................4
         1. Demise....................................................................1
         2. Premises..................................................................1
         3. Term......................................................................1
         4. Rent......................................................................1
         5. Late Charge...............................................................3
         6. Security Deposit..........................................................3
         7. Possession................................................................4
         8. Use of Premises...........................................................4
         9. Acceptance of Premises....................................................4
        10. Surrender.................................................................4
        11. Alterations and Additions.................................................5
        12. Maintenance of Premises...................................................5
        13. Landlord's Insurance......................................................6
        14. Tenant's Insurance........................................................6
        15. Indemnification...........................................................7
        16. Subrogation...............................................................7
        l7. Abandonment...............................................................7
        18. Free From Liens...........................................................8
        19. Advertisements and Signs..................................................8
        20. Utilities.................................................................8
        21. Entry by Landlord.........................................................8
        22. Destruction and Damage....................................................8
        23. Condemnation.............................................................11
        24. Assignment And Subletting................................................11
        25. Tenant's Default.........................................................11
        26. Landlord's Remedies......................................................12
        27. Attorney's Fees..........................................................14
        28. Taxes....................................................................14
        29. Effect of Conveyance.....................................................14
        30. Tenant's Estoppel Certificate............................................14
        31. Subordination............................................................15
        32. Environmental Covenants..................................................15


        33. Notice...................................................................17
        34. Waiver...................................................................17
        35. Holding Over.............................................................17
        36. Successors and Assigns...................................................17
        37. Time.....................................................................17
        38. Brokers..................................................................18
        39. Limitation of Liability..................................................18
        40. Financial Statements.....................................................18
        41. Rules and Regulations....................................................18
        42. Mortgagee Protection.....................................................18
        43. Entire Agreement.........................................................19
        44. Interest.................................................................19
        45. Construction.............................................................19
        46. Representations and Warranties of Tenant.................................19


EXHIBIT

A       Diagram of the Premises

B       Tenant Improvements

B-1     Final Plans and Specifications for Tenant Improvements
        (Intentionally omitted)

C       Commencement and Expiration Date Memorandum

D       Rules and Regulations

E       Sign Criteria (Intentionally omitted)

F       Hazardous Materials Disclosure Certificate

G       Tenant Improvements Loan Amortization Memorandum (Intentionally omitted)

ADDENDA Addendum 1:  Option to Extend the Lease

                           LEASE AGREEMENT

                       BASIC LEASE INFORMATION

                 Lease Date:    June 4, 1998

                   Landlord:    AETNA LIFE INSURANCE COMPANY,
                                a Connecticut corporation

         Landlord's Address:    c/o Allegis Realty Investors LLC
                                455 Market Street, Suite 1540
                                San Francisco, California 94105

                                All notices sent to Landlord under this
                                Lease shall be sent to the above address, with copies to:

                                LPC MS Inc.,
                                101 Lincoln Center Drive, 4th Floor
                                Foster City, California 94404

                     Tenant:    Premisys Communications, Inc.,
                                a Delaware corporation

        Tenant's Address and    48664 Milmont Drive, Fremont, California 94538
           Telephone Number:    (510) 353-4588

    Premises Square Footage:    Approximately twenty nine thousand eight hundred
                                forty (29,840) rentable square feet

           Premises Address:    48634 Milmont Drive, Fremont, California 94538

                    Project: Sutter Hill Business Park - 174 RESA, together with the land on which the Project is situated and all Common Areas

Building (if not the same as
               the Project):    48630-48634 Milmont Drive, Fremont, California
                                94538

Tenant's Proportionate Share
                 of Project:    52.2%

Tenant's Proportionate Share
                of Building:    52.2%

             Length of Term:    Eighty four (84) months

      Estimated Commencement
                       Date:    January 3, 1999

  Estimated Expiration Date:    December 31, 2005


          Monthly Base Rent:                                 Monthly Base     Monthly
                                   Months        Sq. Ft.         Rate        Base Rent
                                    01-12         29,840        x $1.30     = $38,792.00
                                    13-24         29,840        x $1.34     = $39,985.60
                                    25-36         29,840        x $1.38     = $41,179.20
                                    37-48         29,840        x $1.42     = $42,372.80
                                    49-60         29,840        x $1.46     = $43,566.40
                                    61-72         29,840        x $1.50     = $44,760.00
                                    73-84         29,840        x $1.54     = $45,953.60

Month to which Prepaid Base
Rent and Additional Rent will
                  be Applied:    First (1st) month of the Term

            Security Deposit:    Forty five thousand nine hundred fifty three
                                 and 60/100 dollars ($45,953.60)

               Permitted Use:    General office and administration,
                                 telecommunications, computers, software, electronic and biomedical research and development, light manufacturing and assembly of components, but only to the extent permitted by the City of Fremont and all agencies and governmental authorities having jurisdiction thereof.

   Unreserved Parking Spaces:    One hundred nineteen (119) nonexclusive and
                                 undesignated parking spaces

                   Broker(s):    Bishop Hawk for Tenant
                                 LPC MS, Inc. for Landlord

          Tenant Improvements    Twenty nine thousand eight hundred forty and
                   Allowance:    00/100 dollars ($29,840.00)

                   Architect:    N/A

                                 LEASE AGREEMENT

         This Lease Agreement is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information set forth on page 1 of this Lease Agreement ("Basic Lease Information") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibit(s), the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "Lease".

1.   DEMISE
In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the Premises described below (the "Premises"), upon the agreements, terms and conditions of this Lease for the Term hereinafter stated.

2.   PREMISES
The Premises demised by this Lease is the square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The location and dimensions of the Premises are depicted on Exhibit A, which is attached hereto and incorporated herein by this reference. Tenant shall have the nonexclusive right to use the parking and other common areas on the real property on which the Building is situated (the "Property"). No easement for light or air is incorporated in the Premises.

The Premises demised by this Lease shall also include the Tenant Improvements (as that term is defined in Exhibit B, attached hereto and incorporated herein by this reference) to be constructed by Landlord within the interior of the Premises. Landlord shall construct the Tenant Improvements on the terms and conditions set forth in Exhibit B. Landlord and Tenant agree to and shall be bound by the terms and conditions of Exhibit B.

3.   TERM
The term of this Lease (the "Term") shall be for the period of months specified in the Basic Lease Information, commencing on the earliest to occur of the following dates (the "Commencement Date"):

        (a) The date the Tenant Improvements are approved by the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a final building inspection approval; or

        (b) The date Landlord's architect and general contractor have both certified in writing to Tenant that the Tenant Improvements have been substantially completed in accordance with the plans and specifications therefor, or

        (c) The date Tenant commences occupancy of the Premises;

when the Commencement Date has been determined pursuant to the foregoing, Landlord and Tenant shall promptly execute a Commencement Date Memorandum in the form attached hereto as Exhibit C.

4.   RENT
        (a) BASE RENT. Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without offset or deduction, the monthly installments of rent specified in the Basic Lease Information (the "Base Rent").

        Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent specified in the Basic Lease Information to be applied toward Base Rent for the month of the Term specified in the Basic Lease Information.

        (b) ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay to Landlord, in accordance with this Paragraph 4, Tenant's proportionate share (which is hereby agreed to be Tenant's Proportionate Share as specified in the Basic Lease Information) of the following items related to the Building, the Property, and/or the Outside Areas (as defined in Paragraph 4(b)(3)) (the "Additional Rent"):

             (1) TAXES AND ASSESSMENTS. All real estate taxes and assessments shall include any form of assessment, license, fee, tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or Real estate taxes and franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is
        (i) determined by the area of the Premises, the Building or the Property, or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building or the Property, or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building or the Property;
        (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building or the Property, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition 13 or any other cause are to be included within the definition of real property taxes for purposes of this Lease.

             (2) INSURANCE. All insurance premiums, including premiums for "all risk," fire and extended coverage (including earthquake endorsements) insurance for the Building, public liability insurance, other insurance as Landlord reasonably deems necessary, and any deductibles paid under policies of any such insurance.

             (3) OUTSIDE AREAS EXPENSES. All reasonable costs to maintain, repair, replace, supervise, insure (including provision of public liability insurance) and administer the areas outside of the Building ("Outside Areas"), including parking areas, landscaping (including maintenance contracts), sprinkler systems, sidewalks, driveways, curbs, lighting systems, and utilities for Outside Areas.

             (4) PARKING CHARGES. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer (not affiliated with Landlord) in connection with the use or occupancy of the Building, the Outside Areas and/or the Property.

             (5) MAINTENANCE AND REPAIR OF BUILDING. All reasonable costs to maintain, repair, and replace, the roof coverings, the floor slab, and the painting of the exterior walls of the Building, the heating, ventilation, and air conditioning ("HVAC") systems serving the Building and/or the Premises (including the cost of maintenance contracts), and all reasonable costs to maintain, repair and replace all utility and plumbing systems, fixtures and equipment located outside the Building. Notwithstanding the foregoing, Tenant shall be responsible for the cost of replacement of capital expenditures described in this subparagraph 4(b)(5) only on a pro rata basis corresponding to the portion of the useful life of the capital expenditure that will be exhausted during the remainder of the Term.

             (6) MANAGEMENT AND ADMINISTRATION. All reasonable costs for management and administration of the Building and the Property, including a property management fee, accounting, auditing, billing, postage, employee benefits, payroll taxes, etc.

        (c) PAYMENT OF ADDITIONAL RENT.

             (1) Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis concurrently with the payment of the Base Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. By March 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement showing the actual Additional Rent due to Landlord for the prior calendar year, prorated from the Commencement Date during the first year. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year (or portion thereof during which this Lease was in effect) is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten (10) business days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due.

             (2) The actual Additional Rent for the prior calendar year shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year, subject to adjustment as provided above, except that in any year in which resurfacing of the parking area or material roof repairs are planned, Landlord may include the estimated cost of such work in the estimated monthly Additional Rent. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment, even though the Term has expired and Tenant has vacated the Premises. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

        (d) GENERAL PAYMENT TERMS. The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder are referred to as the "Rent". All Rent shall be paid without deduction, offset or abatement in lawful money of the United States of America. Checks are to be made payable to AEtna Property Services and shall be mailed to: AEtna Property Services, Kodak Center, 1740 Technology Drive, #600, San Jose, California 95110, or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. Rent for any partial month during the Term shall be prorated for the portion thereof falling due within the Term.

5.   LATE CHARGE
Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent within ten (10) days after their due date, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount, plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Landlord and Tenant hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

6.   SECURITY DEPOSIT
Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the Security Deposit specified in the Basic Lease Information as security for the full and faithful performance of each and every term, covenant and condition of this Lease. Landlord may use, apply or retain the whole or any part of the Security Deposit as may be reasonably necessary (a) to remedy Tenant's default in the payment of any Rent, (b) to repair damage to the Premises caused by Tenant, (c) to clean the Premises upon termination of this Lease, (d) to reimburse Landlord for the payment of any amount which Landlord may reasonably spend or be required to spend by reason of Tenant's default, or
(e) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Should Tenant faithfully and fully comply with all of the terms, covenants and conditions of this Lease, within twenty (20) days following the expiration of the Term, the Security Deposit or any balance thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on such deposit. If Landlord so uses or applies all or any portion of said deposit, within five (5) days after written demand therefor Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full extent of the above amount, and Tenant's failure to do so shall be a default under this Lease. In the event Landlord transfers its interest in this Lease, Landlord shall transfer the then remaining amount of the Security Deposit to Landlord's successor in interest, and thereafter Landlord shall have no further liability to Tenant with respect to such Security Deposit.

7.   POSSESSION
        (a) TENANT'S RIGHT OF POSSESSION. Subject to Paragraph 7(b), Tenant shall be entitled to possession of the Premises upon commencement of the Term.

        (b) DELAY IN DELIVERING POSSESSION. If for any reason whatsoever, Landlord cannot deliver possession of the Premises to Tenant at the commencement of the Term, this Lease shall not be void or voidable, nor shall Landlord, or Landlord's agents, be liable to Tenant for any loss or damage resulting therefrom. Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant. The expiration date of the Term shall be extended by the same number of days that Tenant's possession of the Premises was delayed.

8.   USE OF PREMISES
        (a) PERMITTED USES. The Premises shall be used for the Permitted Uses specified in the Basic Lease Information and no other. The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by applicable laws and regulations, or for any purpose that would vitiate the insurance or increase the premiums for insurance on the Premises or the Building. Tenant agrees not to overload the floor(s) of the Building.

        (b) COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Tenant shall, at Tenant's expense, faithfully observe and comply with all Municipal, State and Federal statutes, rules, regulations, ordinances, requirements. and orders, now in force or which may hereafter be in force pertaining to the Premises or Tenant's use thereof, including without limitation, any statutes, rules, regulations, ordinances, requirements, or orders requiring, as a result of Tenant's use of the Premises, installation of fire sprinkler systems, seismic reinforcement and related alterations, whether substantial in cost or otherwise, and all recorded covenants, conditions and restrictions affecting the Property ("Private Restrictions") now in force or which may hereafter be in force; provided, however, that Tenant shall not be required to make structural changes to the Premises or Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such rule, regulation, ordinance, statute or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

9.   ACCEPTANCE OF PREMISES
By entry hereunder, Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may he made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

10.  SURRENDER
Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by Acts of God, fire, and normal wear and tear excepted), but with all interior walls cleaned so they appear painted, any carpets cleaned, and with all floors cleaned, together with all alterations, additions and improvements which may have been made in or on the Premises; except that Tenant shall remove trade fixtures put in at the expense of Tenant and any improvements as to which Landlord has, prior to the date of surrender, consented to or requested removal; and (b) otherwise in accordance with Paragraph 32(f). Tenant shall repair all damage caused by such removal and otherwise restore the Premises in accordance with the preceding sentence at Tenant's sole cost and expense. On or before the expiration or sooner termination of this Lease, Tenant shall remove all of Tenant's personal property from the Premises. All property of Tenant not so removed, unless such non-removal is consented to by Landlord, shall be deemed abandoned by Tenant, provided that in such event Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 10 and of Paragraph 32(f), Tenant hereby indemnifies Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

11.  ALTERATIONS AND ADDITIONS
        (a) Tenant shall not make, or permit to be made, any alteration or addition to the Premises, or any part thereof, without the prior written consent of Landlord, such consent not to be unreasonably withheld, provided, however, Tenant without Landlord's consent, shall be entitled to make interior, non-structural alterations or additions to the Premises not requiring any permits which separately or in the aggregate over each twelve
     (12) month period of the Term do not exceed five thousand dollars ($5,000.00).

        (b) Any alteration or addition to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable laws and requirements requested by Landlord, and in accordance with plans and specifications approved in writing by Landlord.

        (c) In the event Landlord consents to a proposed alteration or addition, such consent shall include Landlord's advice in writing, whether or not such proposed alteration or addition shall be required to be removed at the expiration or termination of this Lease. If Landlord fails so to advise Tenant regarding whether or not a proposed alteration or addition may be removed at the expiration or termination of this Lease, then Tenant, may, at Tenant's option, remove the alteration or addition, or surrender the alteration or addition to Landlord with the Premises, without compensation to Tenant, at the expiration or termination of this Lease. All additions, alterations or improvements, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Building, shall at once be and become the property of Landlord, and shall not be deemed trade fixtures.

        (d) Tenant agrees not to proceed to make such alterations or additions, notwithstanding consent from Landlord to do so, until five (5) days after Tenant's receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

12.  MAINTENANCE OF PREMISES
        (a) MAINTENANCE BY TENANT. Throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition, repair, and replace the Premises, and every part thereof, including glass, windows, window frames, skylights, interior and exterior doors and door frames, and the interior of the Premises, (excepting only those portions of the Building to be maintained by Landlord, as provided in Paragraph 12(c) below), (2) keep and maintain in good order and condition, repair, and replace all utility and plumbing systems, fixtures and equipment, including without limitation, electricity, gas, water, and sewer, located in or on the Premises. Tenant shall be responsible for these costs of replacement only on a pro rata basis corresponding to the portion of the useful life of the capital expenditure that will be exhausted during the remainder of the Term, (3) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, (4) repair all damage to the Premises, the Building or the Outside Areas caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors or invitees. Tenant shall not do anything to cause any damage, deterioration or unsightliness to the Building and the Outside Areas.

        (b) LANDLORD'S RIGHT TO MAINTAIN AND REPAIR AT TENANT'S EXPENSE. Notwithstanding the foregoing, Landlord shall have the right, but not the obligation, at Tenant's expense, to enter the Premises and perform Tenant's maintenance, repair and replacement work. Within ten (10) days after invoice therefor from Landlord, Tenant shall pay all reasonable costs and expenses incurred by Landlord in connection with such maintenance, repair and replacement work.

        (c) MAINTENANCE BY LANDLORD. Subject to the provisions of Paragraphs 12(a), 22 and 23, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for Tenant's Proportionate Share of the cost and expense of the following items, Landlord agrees to repair and maintain the following items: the structural portions of the roof and the roof coverings (provided that Tenant installs no additional air conditioning or other equipment on the roof that damages structural portions of the roof or the roof coverings), the foundation, the floor slab, the load bearing walls, and the exterior walls (excluding any glass therein but including the painting thereof) of the Building; the HVAC systems serving the Building and/or the Premises; the utility and plumbing systems, fixtures, and equipment located outside the Building; and the parking areas, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Outside Areas. Landlord shall not be required to repair or maintain conditions created due to any act, negligence or omission of Tenant or its agents, contractors, employees or invitees. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition.

        (d) TENANT'S WAIVER OF RIGHTS. Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

13.  LANDLORD'S INSURANCE
Landlord shall purchase and keep in force fire, extended coverage and "all risk" insurance covering the Building in an amount equal to eighty percent (80%) of the replacement cost of the Building. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises of any insurer necessary for the maintenance of reasonable fire and public liability insurance, covering the Building and appurtenances. Landlord, at Tenant's Cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Premises are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

14.  TENANT'S INSURANCE

        (a) PUBLIC LIABILITY INSURANCE. Tenant shall, at Tenant's expense, secure and keep in force a "broad form" public liability insurance and property damage policy covering the Premises and the Outside Areas, insuring Tenant, and naming Landlord and its lenders as additional insureds, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all Outside Areas. The minimum limit of coverage of such policy shall be in the amount of not less than Two Million Dollars ($2,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Two Million Dollars ($2,000,000.00) for injury or death of more than one person in any one accident or occurrence, shall include an extended liability endorsement providing contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease), and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00). The limit of any insurance shall not limit the liability of Tenant hereunder. No policy shall be cancelable or subject to reduction of coverage, and loss payable clauses shall be subject to Landlord's approval. Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry, by an insurance company authorized to do business in the State of California for the issuance of such type of insurance coverage and rated A:XIII or better in Best's Key Rating Guide. A copy of said policy or a certificate evidencing to Landlord's reasonable satisfaction that such insurance is in effect shall be delivered to Landlord upon commencement of the Term, and thereafter whenever Landlord shall reasonably request.

        (b) PERSONAL PROPERTY INSURANCE. Tenant shall maintain in full force and effect on all of its fixtures and equipment on the Premises, a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of the full replacement cost thereof. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate evidencing to Landlord's reasonable satisfaction that such insurance is in effect, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

15.  INDEMNIFICATION
        (a) OF LANDLORD. Tenant shall indemnify and hold harmless Landlord and agents, employees, partners, shareholders, directors, invitees, and independent contractors (collectively "Agents") of Landlord against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) arising from (1) Tenant's use of the Premises or from any activity done, permitted or suffered by Tenant in or about the Premises, the Building or the Property, and (2) any act, neglect, fault, willful misconduct or omission of Tenant, or Tenant's Agents or from any breach or default in the terms of this Lease by Tenant, and (3) any action or proceeding brought on account of any matter in items (1) or (2), except to the extent caused by the sole active negligence or willful misconduct by Landlord or its agents. If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause whatsoever (except that which is caused by the sole active negligence or willful misconduct by Landlord or its Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), and Tenant hereby waives all claims in respect thereof against Landlord. The obligations of Tenant under this Paragraph 15 shall survive any termination of this Lease.

        (b) NO IMPAIRMENT OF INSURANCE. The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

16.  SUBROGATION
Landlord and Tenant hereby mutually waive any claim against the other for any loss or damage to any of their property located on or about the Premises, the Building or the Property that is caused by or results from perils covered by property insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such loss or damage, whether or not due to the negligence of the other party or its agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 16 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

17.  ABANDONMENT
Tenant shall not abandon the Premises at any time during the Term. In the event of abandonment, the rights and remedies of Tenant and Landlord shall be determined in accordance with the applicable California statutes in effect at the time of abandonment.

18.  FREE FROM LIENS
Tenant shall keep the Premises and the Property, free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant.

19.  ADVERTISEMENTS AND SIGNS
Tenant shall not place or permit to be placed in, upon, or about the Premises or the Property any signs, advertisements or notices without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, or without complying with applicable law, and will not conduct, or permit to be conducted, any sale by auction on the Premises or otherwise on the Property. Tenant shall remove any sign, advertisement or notice placed on the Premises by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises or the Property caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises at Tenant's sole cost and expense.

20.  UTILITIES
Tenant shall pay for all water, gas, heat, light, power, telephone service and all other materials and services supplied to the Premises. If Tenant fails to pay for any of the foregoing when due, Landlord may pay the same and add such amount to the Rent.

21.  ENTRY BY LANDLORD
Tenant shall permit Landlord and its Agents to enter into and upon the Premises at all reasonable times, upon reasonable notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant's reasonable security arrangements, for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises as required or permitted of Landlord under the terms hereof, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned (except for actual damages resulting from the negligence or willful misconduct of Landlord or its agents); and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs, provided that Landlord may post such "for lease" signs and exhibit the Premises to prospective tenants only during the six (6) months prior to termination of this Lease. No such entry shall be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises.

22.  DESTRUCTION AND DAMAGE
        (a) If the Building is damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

             (1) In the event of total destruction (which shall mean destruction or damage in excess of twenty-five percent (25%) of the full insurable value thereof) of the Premises, elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the date (the "Casualty Discovery Date") Landlord obtains actual knowledge of such destruction. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

             (2) In the event of a partial destruction (which shall mean destruction or damage to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof) of the Premises for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction and, if the damage thereto is such that the Premises may be substantially repaired or restored to its condition existing immediately prior to such damage or destruction within one hundred eighty (180) days from the Casualty Discovery Date, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event the Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or if the insurance proceeds therefor (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty pursuant to the provisions of this Lease, and (2) the rent and any additional rent payable by the assignee or sublessee to Tenant, after deducting the costs incurred by Tenant in connection with any such assignment or sublease. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

             (d) Tenant shall pay Landlord's reasonable fees, not to exceed Five Hundred Dollars ($500) per transaction, incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

             (e) Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 24 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

        Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

             (3) Notwithstanding anything to the contrary contained in this Paragraph 22, in the event of damage to the Premises occurring during the last twelve (12) months of the Term, Landlord may elect to terminate this Lease by written notice of such election given to Tenant within thirty (30) days after the Casualty Discovery Date. Tenant at is option shall have up to 120 days to vacate, from date of Landlord's notice; provided, however, that Tenant shall pay the full scheduled monthly base rent without offset, except for those portions of the Premises that Landlord is occupying or making unusable to Tenant as a result of Landlord's reconstruction or repair of the Premises, while Tenant is in occupancy of the Premises.

             (b) If the Premises is damaged by any peril not covered by extended coverage insurance, and the cost to repair such damage exceeds any Amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord, except that if the damage to the Premises materially impairs Tenant's ability to continue its business operations in the Premises, then this Lease shall he deemed to have terminated as of the date such damage occurred.

             (e) Notwithstanding anything to the contrary in this Paragraph 22, Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date, in each of the following instances:

                 (1) If more than twenty-five percent (25%) of the full insurable value of the Building or the Project is damaged or destroyed, regardless of whether or not the Premises are destroyed.

                 (2) If the Building or the Project or any portion thereof is damaged or destroyed and the repair and restoration of such damage requires longer than one hundred eighty (180) days from the Casualty Discovery Date.

                 (3) If the Building or the Project or any portion thereof is damaged or destroyed and the insurance proceeds therefor are not sufficient to cover the costs of repair and restoration.

                 (4) If the Building or the Project or any portion thereof is damaged or destroyed during the last twelve (12) months of the Term.

             (d) In the event of repair and restoration as herein provided, the monthly installments of Base Rent shall be abated proportionately in the ratio which Tenant's use of the Premises is impaired during the period of such repair or restoration, provided, however, that Tenant shall not be entitled to such abatement to the extent that such damage or destruction resulted from the acts or inaction of Tenant or Tenant's Agents. Except as expressly provided in the immediately preceding sentence with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration, however, that Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

             (e) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the initial tenant investments, if any, constructed by Landlord in the Premises pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense. Tenant's Alterations which were not constructed by Landlord.

             (f) Tenant hereby waives the provisions of California Civil Code
        Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 22 shall govern exclusively in case of such destruction.

        Notwithstanding anything to the contrary contained in the Lease:

             A. If the Premises are substantially damaged or impaired by fire (25% or more) or other casualty as reasonably determined by Landlord, and the Premises cannot be restored within two hundred ten (210) days after the date of such damage, Tenant may terminate this Lease.

             B. If this Lease is not terminated by Landlord as provided herein, Landlord shall restore the Premises and all Tenant Improvements installed by Landlord to the condition in which they existed immediately prior to the casualty.

23.  CONDEMNATION
If twenty-five percent (25%) or more of the Building or the parking area for the Premises is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation, or eminent domain, or sold to prevent such taking (each such event being referred to as a "Condemnation"), Landlord may, at its option, terminate this Lease as of the date title vests In the condemning party. If the Building after any Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. Tenant shall not because of such taking assert any claim against Landlord. Landlord shall be entitled to receive the proceeds of all Condemnation awards, and Tenant hereby assigns to Landlord all of its interest in such awards. If less than twenty-five percent (25%) of the Building or the parking area is taken, Landlord at its option may terminate this Lease. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially their same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent corresponding to the time during which, and to the portion of the floor area of the Building (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, and any other applicable law now or hereafter enacted, are hereby waived by Landlord and Tenant

24.  ASSIGNMENT AND SUBLETTING
        (a) Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, sublet the Premises or any part thereof, or any right or privilege appurtenant hereto, or allow any other person (the employees, agents and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be withheld unreasonably. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current financial statements for the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublet or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to (1) cancel this Lease as of the commencement date stated in the proposed sublease or assignment, (2) acquire from Tenant the interest, or any portion thereof, in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement, (3) consent to the proposed assignment or sublease, or (4) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld.

        (b) Without otherwise limiting the criteria upon which Landlord may withhold its consent, Landlord may take into account the reputation and credit worthiness of the proposed assignee or subtenant, the character of the business proposed to be conducted in the Premises or portion thereof sought to be subleased, and the potential impact of the proposed assignment or sublease on the economic value of the Premises. In any event, Landlord may reasonably withhold its consent to any assignment or sublease, if (l) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of Paragraph 8(a), unless such actual use proposed is consented to by Landlord, which consent shall not be withheld unreasonably, or 8(b) above or with any other lease which restricts the use to which may space in the Building may be put, or (2) the proposed assignment or sublease requires alterations, improvements or additions to the Premises or portions thereof, which Landlord does not consent to, which consent shall not be unreasonably withheld.

        (c) If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, seventy-five percent (75%) of the difference, if any, between (1) the Base

25.  TENANT'S DEFAULT
The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

        (a) The abandonment of the Premises by Tenant;

        (b) Failure to pay any installment of Rent or any other monies due and payable hereunder, said failure continuing for a period of three (3) days after written notice that said Rent or other monies have not been paid; however, said notice shall constitute the Three-Day Notice to Pay Rent or Quit required under California Law;

        (c) A general assignment by Tenant for the benefit of creditors:

        (d) The filing of a voluntary petition in bankruptcy by Tenant, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors, said involuntary petition remaining undischarged for a period of sixty (60) days;

        (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undisguised or undischarged for a period of sixty (60) days after the levy thereof;

        (f) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment within the time periods and in the manner required by Paragraph 30 or 31 or 42;

        (g) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provision of Paragraph 24, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

        (h) Failure of Tenant to restore the Security Deposit to the amount and within the time period provided in Paragraph 6 above;

        (i) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 25, which shall be governed by such other Paragraphs), which failure continues for ten (10) days after written notice thereof from Landlord to Tenant provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such ten (10) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion; and

        (j) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a Chronic Delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance.

        Tenant agrees that any notice given by Landlord pursuant to Paragraph 25(b), (i) or (j) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

26.  LANDLORD'S REMEDIES
        (a) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

             (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

             (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

             (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

             (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

             (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

             (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

        (b) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations).

        (c) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

        (d) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 26(c) or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 26(a), Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

        (e) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 26 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

        (f) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

        (g) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

27.  ATTORNEY'S FEES
In the event any legal action or proceeding, including arbitration and declaratory relief, is commenced for the purpose of enforcing any rights or remedies pursuant to this Lease, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees, as well as costs of suit, in said action or proceeding, whether or not such action is prosecuted to judgment.

28.  TAXES
Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against personal property and trade or business fixtures of Tenant. If any alteration, addition or improvement installed by Tenant pursuant to Paragraph 11, or any personal property, trade fixture or other property of Tenant, is assessed and taxed with the Property, Tenant shall pay such taxes to Landlord within ten (10) days after delivery to Tenant of a statement therefor.

29.  EFFECT OF CONVEYANCE
The term "Landlord" as used in this Lease, means only the owner for the time being of the Property containing the Building, so that, in the event of any sale of the Property or the Building. Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing from and after the transfer, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Property or the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

30.  TENANT'S ESTOPPEL CERTIFICATE
From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, a written certificate stating (a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid; (d) that this lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this lease); (e) that this lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that security has been deposited with Landlord, stating the amount thereof, and (k) any other matters evidencing the status of this Lease that may be required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Premises or by a purchaser of the Premises. Any such certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

31.  SUBORDINATION
Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("Encumbrances") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such ground lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, the holder thereof ("Holder") shall agree to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 31, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

32.  ENVIRONMENTAL COVENANTS
        (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "hazardous materials" or "hazardous waste" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances and the by-products, fractions, constituents and sub-constituents of petroleum or petroleum-related substances, asbestos, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

        (b) Tenant represents, warrants and covenants (i) that it will use and store in, on or about the Premises, only those Hazardous Materials that are necessary for Tenant to conduct its business activities on the Premises,
     (ii) that, with respect to any such Hazardous Materials, Tenant shall comply with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal or cleanup of Hazardous Materials, including, but not limited to, the obtaining of proper permits, and (iii) that it will not dispose of any Hazardous Materials in, on or about the Premises under any circumstances.

        (c) Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant, Landlord or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, as its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority.

         (d)If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater (1) requiring remediation under federal, state or local statutes, ordinances, regulations, or policies, or (2) at levels which are unacceptable to Landlord, in Landlord's reasonable judgment, Tenant agrees to clean up said contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, liabilities, losses, suits, causes of action, costs, expenses or fees, including attorneys' fees and costs, arising out of or in connection with any remediation, cleanup work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees in, on or adjacent to the Premises.

        (e) Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease, at reasonable times and upon reasonable notice, for the purpose of (1) determining whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises, (2) conducting an environmental audit or investigation of the Premises for purposes of sale, transfer, conveyance or financing, (3) determining whether Tenant has complied with this Paragraph 32, and (4) determining the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials (except to the extent used. stored or disposed of by Tenant or its agents, employees, contractors or invitees in compliance with applicable law). Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. To the extent such inspections disclose the presence of Hazardous Materials used, stored or disposed of by Tenant or its agents, employees, contractors or invitees, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement thereof. If such consultants determine that the Premises are contaminated with Hazardous Materials used, stored or disposed of by Tenant or its agents, employees contractors or invitees, Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

        (f) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste and Hazardous Materials used, stored or disposed of by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord.

        (g) Tenant's obligations under this Paragraph 32 shall survive termination of this Lease.

        (h) Landlord hereby discloses to Tenant that the Premises and the Property are or may be in an area in which contamination of soils or groundwater by Hazardous Materials may exist. If Tenant desires more definite information regarding the existence or possible existence of contamination by Hazardous Materials of soils or groundwater of or beneath the Premises, the Property, or other real property in the general area of the Property, then Tenant shall investigate such matters.

        (i) Landlord will not charge Tenant for, and Tenant shall not be obligated to Landlord under any provision of this lease with respect to (i) any claim, remediation obligation, investigation obligation, liability, cause of action, penalty, attorneys' fee, consultants' cost, expense or damage owing or alleged to be owing with respect to any Hazardous Material present in, on or about the Premises or the Building, or the soil, groundwater or surface water thereof, prior to the Commencement Date; or
     (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present on or about the Premises or the Building, or the soil, groundwater or surface water thereof, caused by any source, including third parties other than Tenant, prior to the Commencement Date as a result of or in connection with the acts or omissions of persons other than Tenant or its parent, subsidiaries, affiliates, divisions, directors, officers, agents, employees, contractors, customers, invitees, subtenants or assigns (all such parties collectively hereinafter referred to in this subparagraph as "Tenant"); provided, however, Tenant shall be fully obligated to Landlord under the provisions of this Lease for all claims incurred by Landlord to the extent that (a) Tenant contributes to the presence of such Hazardous Materials or Tenant exacerbates the conditions of the conditions caused by such Hazardous Materials, or (b) Tenant allows or permits such persons to cause such Hazardous Materials to be present in, on, under, through or about the Premises or the Property.

33.  NOTICE
All notices and demands which may or are to be required or permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at the address for such addressee as specified in the Basic Lease Information, or to such other place as such party may from time to time designate in a notice to the other party given as provided herein, or by telex or telecopy at the number therefor designated by the addressee in a written notice given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail in the manner described above.

34.  WAIVER
The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord on any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

35.  HOLDING OVER
Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate of one hundred fifty thirty-five percent (150%) (135%) of the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

36.  SUCCESSORS AND ASSIGNS
The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment. apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

37.  TIME

Time is of the essence of this Lease and each and every term, condition and provision herein.

38.  BROKERS
Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party.

39.  LIMITATION OF LIABILITY
Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of the Lease to be observed and performed by Landlord (a) Tenant shall look solely to the estate and property of Landlord or any a successor in interest in the Property and the Building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord; (b) no other property or assets of Landlord, its partners, shareholder, officers, directors or any successor in interest shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (c) no personal liability shall at any time be asserted or enforceable against Landlord's partners or successors in interest (except to the extent permitted in (a) above), or against Landlord's shareholders, officers or directors, or their respective partners, shareholders, officers, directors or successors in interest; and (d) no judgment will be taken against any partner, shareholder, officer or director of Landlord. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

40.  FINANCIAL STATEMENTS
Within thirty (30) days after Landlord's request, but not more than once in any calendar year, Tenant shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared or compiled by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

41.  RULES AND REGULATIONS
Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operating of the Building and parking and other common areas. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas, and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations.

42.  MORTGAGEE PROTECTION
        (a) Modifications for Lender. If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

        (b) Rights to Cure. Tenant agrees to give to any trust deed or mortgage holder ("Holder"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 42(b)), whichever shall last occur, within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated.

43.  ENTIRE AGREEMENT
This Lease, including the-Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

44.  INTEREST
Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord within ten (10) days from when the same is due shall bear interest from such tenth (10th) day until paid at an annual rate equal to the maximum rate of interest permitted by law. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

45.  CONSTRUCTION
This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall he determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

46.  REPRESENTATIONS AND WARRANTIES OF TENANT
Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

        (a) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.
        (b) Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

     Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.

 TENANT:

Premisys Communications, Inc.,
a Delaware Corporation

By:   /s/ Nicholas J. Williams
     ------------------------------

Date:    6/26/98
     ------------------------------



LANDLORD:

AETNA LIFE INSURANCE COMPANY,
a Connecticut corporation

By:     Allegis Realty Investors, LLC
        Its Investment Advisor

By:  /s/ Syliva Milikian
     ------------------------------

Date:      8/20/98
     ------------------------------

                                    EXHIBIT A

                             DIAGRAM OF THE PREMISES

                          EXHIBIT B TO LEASE AGREEMENT
                               TENANT IMPROVEMENTS

This exhibit, entitled "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated June 4, 1998 (the "Lease"), by and between AEtna Life Insurance Company, a Connecticut corporation ("Landlord"), and Premisys Communications, Inc., a Delaware corporation ("Tenant"), for the leasing of certain premises located at 48634 Milmont Drive, Fremont, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

        1. TENANT TO CONSTRUCT TENANT IMPROVEMENTS. Subject to the provisions below, Tenant shall be solely responsible for the planning, construction and completion of the interior tenant improvements ("Tenant Improvements") to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant Improvements shall not include any of Tenant's personal property, trade fixtures, furnishings, equipment or similar items.

        2.     TENANT IMPROVEMENT PLANS.

               A. PRELIMINARY PLANS AND SPECIFICATIONS. Promptly after execution of the Lease, Tenant shall retain a licensed and insured architect ("Architect") to prepare preliminary working architectural and engineering plans and specifications ("Preliminary Plans and Specifications") for the Tenant Improvements. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications within five (5) days after Landlord receives the Preliminary Plans and Specifications and, if disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant, who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the "Final Preliminary Plans and Specifications".

               B. FINAL PLANS AND SPECIFICATIONS. After the Final Preliminary Plans and Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare in twenty (20) days following Landlord's approval of the Final Preliminary Plans and Specifications the final working architectural and engineering plans, specifications and drawings, ("Final Plans and Specifications") for the Tenant Improvements. Tenant shall then deliver the Final Plans and Specifications to Landlord. Landlord shall reasonably approve or disapprove the Final Plans and Specifications within five (5) days after Landlord receives the Final Plans and Specifications and, if disapproved, Landlord shall return the Final Plans and Specifications to Tenant who shall make all necessary revisions within ten (10) days after Tenant's receipt thereof. This procedure shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the "Construction Documents".

               C. MISCELLANEOUS. All deliveries of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord's interest in doing so is to protect the Premises, the Building and Landlord's interest. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

               D. BUILDING STANDARD WORK. The Construction Documents shall provide that the Tenant Improvements to be constructed in accordance therewith must be at least equal, in quality, to Landlord's building standard materials, quantities and procedures then in use by Landlord ("Building Standards") attached hereto as Exhibit B-2, and shall consist of improvements which are generic in nature.

               E. CONSTRUCTION AGREEMENT. Tenant hereby covenants and agrees that a provision shall be included in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements specifying that Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and/or Contractor.

        3. PERMITS. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents. Tenant at its sole cost and expense shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall undertake all steps necessary to insure that the construction of the Tenant Improvements is accomplished in strict compliance with all statutes, laws, ordinances, codes, rules, and regulations applicable to the construction of the Tenant Improvements and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Building.

        4.     CONSTRUCTION.

               A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents approved by Landlord and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord's obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

               B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bonded general contractor ("Contractor") to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and subcontractors shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in Exhibit B-1, attached hereto and incorporated herein by this reference, shall be provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-1.

               C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord's reasonable satisfaction:

                      (i) An estimated budget and cost breakdown for the Tenant Improvements.

                      (ii) Estimated completion schedule for the Tenant Improvements.

                      (iii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

                      (iv) Evidence of Tenant's procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4~B and 4.G.

               D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord shall give notice of faulty construction or any other deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

               E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five
(5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Nonresponsibility.

               F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 10 and 37 of the Lease shall be fully applicable to Tenant's construction of the Tenant Improvements.

               G. Tenant shall maintain, and cause to be maintained, during the construction of the Tenant Improvements, at its sole cost and expense, insurance of the types and in the amounts specified in Exhibit B-1 and in Section 12 of the Lease, together with builders' risk insurance for the amount of the completed value of the Tenant Improvements on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as the Landlord shall reasonably require in connection with the Tenant Improvements.

               H. No materials, equipment or fixtures shall be delivered to or installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

               I. Landlord reserves the right to establish reasonable rules and regulations for the use of the Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, hours of work, use of elevators, and clean-up of construction related debris.

               J. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord's reasonable satisfaction:

                      (i) A cost breakdown itemizing all expenses for the Tenant Improvements, together with invoices and receipts for the same or other evidence of payment.

                      (ii) Final and unconditional mechanic's lien waivers for all the Tenant improvements.

                      (iii) A true and complete copy of all as-built plans and drawings for the Tenant improvements.

        5.  TENANT IMPROVEMENT ALLOWANCE.

               A. Subject to Tenant's compliance with the provisions of this Exhibit B, Landlord shall provide to Tenant an allowance in the amount of twenty nine thousand eight hundred forty and 00/100 dollars and ($29,840.00) (the "Tenant Improvement Allowance") to construct and install only the Tenant Improvements. The Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit
B. The costs to be paid out of the Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the "Tenant Improvement Costs"), including all of the following:

                      (i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

                      (ii) All costs of obtaining building permits and other necessary authorizations from local governmental authorities;

                      (iii) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

                      (iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

                      (v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant's and Landlord's approval of the Construction Documents;

                      (vi) Utility connection fees;

                      (vii) Inspection fees and filing fees payable to local governmental authorities, if any;

                      (viii) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Construction Documents, including the cost of installation; and,

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance is subject to the terms contained herein below.

Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Payment of the CM Fee shall be the first payment from the Tenant Improvement Allowance and shall be made by means of a deduction or credit against the Tenant Improvement Allowance. All other payments of the Tenant Improvement Allowance shall be by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics' lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics' lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen; (b) receipt by Landlord of unconditional mechanics' lien releases from the Contractor and all subcontractors, labor suppliers and materialmen for all work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work;
(c) receipt by Landlord of any and all documentation reasonably required by Landlord detailing the work that has been completed and the materials and supplies used as of the date of Tenant's request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used; and (d) completion by Landlord or Landlord's agents of any inspections of the work completed and materials and supplies used as deemed reasonably necessary by Landlord. Except for the CM Fee payment (credit), Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord's approval of the Construction Documents in connection with the design and planning of the Tenant Improvements by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord's receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain five percent (5%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the lien-free expiration of the time for filing of any mechanics' liens claimed or which might be filed on account of any work ordered by Tenant or the Contractor or any subcontractor in connection with the construction and installation of the Tenant Improvements.

               B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in default of this Lease. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the Lease.

               C. Should the total cost of constructing the Tenant Improvements be less than the Tenant Improvement Allowance, the Tenant Improvement Allowance shall be automatically reduced to the amount equal to said actual cost.

        6. TERMINATION. If the Lease is terminated prior to the date on which the Tenant Improvements are completed, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building.

        7. LEASE PROVISIONS, CONFLICT. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                                   EXHIBIT B-1
                       CONSTRUCTION INSURANCE REQUIREMENTS


Before commencing work, the contractor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A. Workers' Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B. Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner's and Contractor's Protective, and Products/Completed Operations Liability*, in the following minimum limits of liability.

     Bodily Injury, Property Damage, and
     Personal Injury Liability            $2,000,000/each occurrence
                                          $3,000,000/aggregate

     * Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

     Coverage should include protection for Explosion, Collapse and Underground Damage.

C. Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

     Bodily Injury and Property           $1,000,000/each occurrence
     Damage Liability                     $2,000,000/aggregate

     This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D. Umbrella Liability Insurance in a minimum amount of five million dollars ($5,000,000), providing excess coverage on a following-form basis over the Employer's Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E. Equipment and Installation coverages in the broadest form available covering Contractor's tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord,
(3) provide no deductible greater than $15,000 per occurrence, (4) contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders, and (5) comply with the requirements of Sections 12.2, 12.3 and I 2,4 of the Lease to the extent such requirements are applicable.

                                   EXHIBIT B-2
                               BUILDING STANDARDS

                            OUTLINE SPECIFICATION FOR
                     NEW OFFICE BUILD-OUT IN R & D BUILDINGS

OFFICE AREA

DEMISING PARTITION AND CORRIDOR WALLS:

     Note:  One hr. rated walls where required based on occupancy group.

A. 6" 20-gage metal studs at 24" O.C. (or as required by code based on roof height) framed full height from finish floor to surface above.

B.   One (1) LAYER 5/8" drywall Type "X" both sides of wall, fire taped only.

INTERIOR PARTITIONS:

A. 3 5/8" 25 gage metal studs at 24" O.C. to bottom of T-Bar ceiling grid approximately 9' 0' high.

B.   One (1) layer 5/8" drywall both sides of wall, smooth ready for paint.

C.   3 5/8" metal studs including all lateral bracing as required by code.

PERIMETER DRYWALL (AT OFFICE AREAS):

A. 3 5/8" metal studs @ 24" O.C. to 12'0" above finished floor. (or as required by Title-24 for full height envelope then use demising wall spec.)

B.   One (1) layer 5/8" Type "X" drywall taped smooth and ready for paint.

COLUMN FURRING:

A.   Furring channel all sides of 2 1/2" metal studs per details.

B.   One (1) layer 5/8" drywall taped smooth and ready for paint.

C.   Columns within walls shall be furred-out.

ACOUSTICAL CEILINGS:

     Note:  Gyp. Bd. ceiling at all restrooms Typ.

A. 2' X 4" standard white T-Bar grid system as manufactured by Chicago Metallic of equal.

B. 2' X 4" X 5/8" white, no-directional acoustical tile to be regular second look as manufactured by Armstrong or equal.

PAINTING:

A. Sheetrock walls within office to receive two (2) coats of interior latex paint as manufactured by Kelly Moore or equal. Some portions of second coat to be single accent color.

B.   Semigloss paint all restrooms and lunch rooms.

WINDOW COVERING:

A. 1" aluminum mini-blinds as manufactured by Levelor, Bali or equal, color to be selected by L.P.C. (brushed aluminum or white).

B.   Blinds to be sized to fit window module.

VCT:

A. VCT to be 1/8" x 12" x 12" as manufactured by Armstrong -Excelon Series or equal.

B. Slabs shall be water proofed per manufacturer recommendations, at sheet vinyl or VCT areas.

LIGHT FIXTURES:

A. 2" X 4" T-bar lay in 3-tube energy efficient fixture with cool white fluorescent tubes with parabolic lens as manufactured by Lithonia or equal. (Approximately 50 F.C.)

LIGHT SWITCHES:

A.   Switching as required by Title 24.

B.   Switch assembly to be Levinton or equal, color - White.

ELECTRICAL OUTLET:

A. 110V duplex outlet in demising or interior partitions only, as manufactured by Leviton or equal, color to be White.

B. Maximum eight (8) outlets per circuit, spacing to meet code or minimum 2 per office, conference room, reception and 2 dedicated over cabinet at lunch room junction boxes above ceiling for large open area with furniture partitions.

C.   Transformers to be a minimum of 20% or over required capacity.

D. Contractors to inspect electric room and to include all necessary metering cost.

E.   No aluminum wiring is acceptable.

TELEPHONE/DATA OUTLET:

A. One (l) single outlet box in wall with pullwire from outlet box to area above T-bar ceiling per office.

B.   Cover plate for phone outlets by telephone/data vendors.

FIRE SPRINKLERS:

As required by fire codes.

TOPSET BASE:

A.   4" rubber base as manufactured by Burke or equal, standard colors only.

B.   4" rubber base at VCT areas.

TOILET AREAS:

Wet walls to receive Duraboard or Wonder Board and ceramic tile up to 48". Floors to receive ceramic tile with self coved base as required by code.

CARPET:

Note any of the following carpets are acceptable.

Designweave: Alumni 28 oz., Windswept Classic 30 oz. or Stratton Design Series III 30 oz, Structure II 28 oz.

WOOD DOORS:

Shall be 3' 0" x 9' 0" x 13/4" (unless otherwise specified) solid core, prefinished harmony (rotary N. birch).

DOOR FRAMES:

Shall be ACI or equal, 3 3/4" or 4 7/8" throat, brushed, standard aluminum, snap-on trim.

HARDWARE:

1 1/2 pr. butts F179 Stanley, Latchset D10S Rhodes Schlage, Lockset D53PD Rhodes Schlage, Dome Type floor stop Gylnn Johnson FBI 3, Closer 4110LCN (where required) brushed chrome.

INSULATION:

By Title 24 insulation.

PLUMBING:

A. Shall comply with all local codes and handicapped code requirements. Fixtures shall be either "American Standard", "Kohler" or "Norris". All toilet accessories and grab bars shall be "Bobrick" or equal and approved by owner.

B. Plumbing bid shall include 5 gallon minimum hot water heater, or insta hot with mixer valve including all connections.

TOILET PARTITIONS:

Shall be as manufactured by Fiat, global or equal if approved by owner. Color to be white or gray.

HVAC:

HVAC units per specifications.

Five (5) year warranty provided on all HVAC compressor units. All penetrations including curbs and sleepers to be hot moped to LPC standard.

WAREHOUSE AREAS:

Floor - seal concrete with water base clear acrylic sealer. Fire Extinguishers - 2A 10 BC surface mount by code x by S.F.

400 W metal halide lighting at warehouse minimum 5-7 foot candles.

Note: All high pile storage requirements are excluded for standard building T.l.

                         EXHIBIT C

        COMMENCEMENT AND EXPIRATION DATE MEMORANDUM

         LANDLORD:    AETNA LIFE INSURANCE COMPANY, a Connecticut corporation
           TENANT:    Premisys Communications, Inc., a Delaware corporation
       LEASE DATE:    June 4, 1998
          PREMISE:    Located at 48634 Milmont Drive, Fremont, California 94538
                      Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Tenant Improvements completed (except for minor punchlist items which Landlord agrees to complete).

        The Commencement Date of the Lease is hereby established as _________________________________ and the Expiration Date is
_________________________________.

                      TENANT:    Premisys Communications, Inc.,
                                 a Delaware corporation



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Its:
                                           ------------------------------------


Approved and Agreed:

    LANDLORD:
    AETNA LIFE INSURANCE COMPANY,
    a Connecticut corporation

    By: Allegis Realty Investors, LLC
        Its Investment Advisor

        By:
              -----------------------------

        Date:
              -----------------------------

                         EXHIBIT D - RULES & REGULATIONS

                                   Page 1 of 2

                    Industrial Lease Agreement dated June 4, 1998, between

                         Premisys Communications, Inc.,
                             a Delaware Corporation
                                   ("Tenant"),
                                       and
                          AEtna LIFE INSURANCE COMPANY,
                            a Connecticut corporation
                                  ("Landlord")

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises without the prior written consent of Lessor, which shall not be unreasonably withheld. Lessor shall have the right to remove any such unapproved item without notice and at Lessee's expense.

2 Lessee shall not regularly park motor vehicles in designated parking areas after the conclusion of daily business activity.

3. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor without the consent of Lessor.

4. All window coverings installed by Lessee and visible from the outside of the building require the prior written approval of Lessor.

5. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises.

6. Lessee shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior consent of Lessor.

7. Lessee shall park motor vehicles in those general parking areas as designated by Lessor except for loading and unloading. During those periods of loading and unloading, Lessee shall not unreasonably interfere with traffic flow within the Project and loading and unloading areas of other Lessees.

8. Lessee shall not disturb, solicit or canvas any occupant of the Building or Project and shall cooperate to prevent same.

9.      No person shall go on the roof without Lessor's permission.

10. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Lessor or other Lessees, shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

11. All goods including material used to store goods, delivered to the Premises of Lessee shall be Immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

12. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Project or on streets adjacent thereto.

13. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

14. Lessee is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Lessor.

l5. Lessee shall not store or permit the storage or placement of goods or merchandise in or around the common areas surrounding the Premises. No displays or sales or merchandise shall be allowed in the parking lots or other common areas.

                                    EXHIBIT F

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

        Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "Premises") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 32 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

        Landlord: c/o Allegis Realty Investors LLC
                  455 Market Street., Suite 1540
                  San Francisco, California 94105
                  Attention: Rod Chu
                  Phone:  (415) 538-4800

        Name of (Prospective) Tenant: Premisys Communications, Inc., a Delaware corporation

        Mailing Address: 48664 Milmont Drive, Fremont, California 94538

        Contact Person, Title and Telephone Number(s):
                                                      -------------------------

        Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
                                -----------------------------------------------
        -----------------------------------------------------------------------

        Address of (Prospective) Premises: 48634 Milmont Drive, Fremont, California 94538

        Length of (Prospective) initial Term: Eighty four (84) months

1.      GENERAL INFORMATION:

        Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

2.      USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

        2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

            Wastes                                 Yes [ ]       No [ ]

            Chemical Products                      Yes [ ]       No [ ]

            Other                                  Yes [ ]       No [ ]

            If Yes is marked, please explain:
                                             ----------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

        2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.      STORAGE TANKS AND SUMPS

        3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

            Yes [ ]          No [ ]

            If Yes, please explain:
                                   --------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

4.      WASTE MANAGEMENT

        4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

            Yes [ ]          No [ ]

        4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

            Yes [ ]          No [ ]

            If yes, attach a copy of the most recent report filed.

5.      WASTEWATER TREATMENT AND DISCHARGE

        5.1 Will your company discharge wastewater or other wastes to:

            _____ storm drain?              _____ sewer?

            _____ surface water?            _____ no wastewater or other wastes
                                                  discharged.

            Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

            -------------------------------------------------------------------
            -------------------------------------------------------------------

        5.2 Will any such wastewater or waste be treated before discharge?

            Yes [ ]          No [ ]

            If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

            -------------------------------------------------------------------
            -------------------------------------------------------------------



6.      AIR DISCHARGES

        6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes [ ]          No [ ]

            If Yes, please explain:
                                   --------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------


        6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

            _____ Spray booth(s)            _____ Incinerator(s)

            ______ Dip tank(s)              _____ Other (Please describe)

            _____ Drying oven(s)            _____ No Equipment Requiring Air
                                                  Permits

            If Yes, please explain:
                                   --------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------


        6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7.      HAZARDOUS MATERIALS DISCLOSURES

        7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") or Hazardous Materials Business Plan and Inventory ("Business Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes [ ]          No [ ]

            If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

        7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

            Yes [ ]          No [ ]

            If Yes, please explain:
                                   --------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------


8.      ENFORCEMENT ACTIONS AND COMPLAINTS

        8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes [ ]          No [ ]

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------


        8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes [ ]          No [ ]


            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------


        8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

            Yes [ ]          No [ ]

            If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------



9.      PERMITS AND LICENSES

        9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

        As used herein, "Hazardous Materials" shall mean and include any substance that is or contains (a) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C.
Section 9601 et seq.) or any regulations promulgated under CERCLA; (b) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 et seq.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 et seq.) or any regulations promulgated under TSCA; (d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "Environmental Laws" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

        The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 32 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name] ______________________ acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

By:
      ------------------------
Title:
      ------------------------

Date:
      ------------------------

                                   ADDENDUM 1

                           OPTION TO EXTEND THE LEASE



        This Addendum l ("Addendum") is incorporated as a part of that certain Lease Agreement dated June 4, 1998 (the "Lease"), by and between Premisys Communications, Inc., a Delaware corporation ("Tenant"), and AEtna Life Insurance Company, a Connecticut corporation ("Landlord"), for the leasing of those certain premises located at 48634 Milmont Drive, Fremont, California 94538 as more particularly described in Exhibit A to the Lease (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

        1. GRANT OF EXTENSION OPTION. Subject to the provisions, limitations and conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term").

        2. TENANT'S OPTION NOTICE. If Landlord does not receive written notice from Tenant of its exercise of this Option on a date which is not more than three hundred sixty (360) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

        3. ESTABLISHING THE INITIAL MONTHLY BASE RENT FOR THE EXTENDED TERM. The initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

        Neither Landlord nor Tenant shall have the right to have a court or any other third party entity establish the Fair Rental Value. If Landlord and Tenant are unable to agree on the Fair Rental Value for the Extended Term within ten
(10) business days of receipt by Landlord of the Option Notice, Landlord and Tenant being obligated only to act in good faith, this Option shall automatically terminate and the Lease shall terminate at the end of its initial term.

        In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of the Lease. Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

        4. CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE EXTENDED TERM. If Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

        5. LIMITATIONS ON, AND CONDITIONS TO, EXTENSION OPTION. This Option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or
(5) Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

        6. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every time period described in this Addendum.

                           CHANGE OF COMMENCEMENT DATE

This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of July 20, 1998, by and between AEtna Life Insurance Company, a Connecticut corporation ("Landlord"), and Premisys Communications, Inc., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated June 4, 1998 (the "Lease"), for the leasing of certain premises containing approximately 29,840 rentable square feet of space located at 48634 Milmont Drive, Fremont, California (the "Premises") as such Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

2.      The Commencement Date of the Lease shall be August 1, 1998.

3. The last day of the Term of the Lease (the "Expiration Date") shall be December 31, 2005.

4.      The dates on which the Base Rent will be adjusted are:

        for the period August 1, 1998 to July 31, 1999 the monthly Base Rent shall be $38,792.00; for the period August 1, 1999 to July 31, 2000 the monthly Base Rent shall be $39,985.60; for the period August 1, 2000 to July 31, 2001 the monthly Base Rent shall be $41,179.20; for the period August 1, 2001 to July 31, 2002 the monthly Base Rent shall be $42,372.80; for the period August 1, 2002 to July 31, 2003 the monthly Base Rent shall be $43,566.40; for the period August 1, 2003 to July 31, 2004 the monthly Base Rent shall be $44,760.00; for the period August 1, 2004 to July 31, 2005 the monthly Base Rent shall be $45,953.60; and for the period August 1, 2005 to December 31, 2005 the monthly Base Rent shall be $47,147.20.

5. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

6. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

7. Authority: Subject to the provisions of the Lease. this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Premisys Communications, Inc.,
a Delaware corporation

By:
     ----------------------------
Its:
     ----------------------------

Date:
     ----------------------------


By:
     ----------------------------
Its:
     ----------------------------

Date:
     ----------------------------


LANDLORD:

AEtna Life Insurance Company,
a Connecticut corporation

By:     Allegis Realty Investors, LLC,
        Its Investment Advisor

        By: /s/ Sylvia Milikian
            ---------------------------
        Date:       8/20/98
             --------------------------